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                          AIM EQUITY FUNDS, INC.
                        AIM Aggressive Growth Fund

                 Supplement dated November 17, 1995 to the
           Prospectus dated June 15, 1995, as revised July 3, 1995


This Supplement replaces in its entirety the "Supplement dated July 19, 1995 to the Prospectus dated June 15, 1995, as revised July 3, 1995, and as Supplemented July 17, 1995 and July 18, 1995."

Effective as of the close of business July 18, 1995, AIM Aggressive Growth Fund (the "Fund") closed to new investors. New account purchase orders were not accepted after such date except those postmarked on or before July 18, 1995.

The Fund has reached a size in assets under management where, due to the limited size of the market of common stocks of small capitalized companies, it will be increasingly difficult to satisfy its investment objectives and guidelines, if the Fund continues to accept new investors.

The Fund may resume sales of its shares to new investors at some future date if the Board of Directors determines that it would be in the best interests of shareholders.

In order to allow time for A I M Advisors, Inc. (the "Advisor") to invest the proceeds of the Fund's temporary offering of the Fund's shares to new investors, the Advisor temporarily waived its advisory fee during the period July 18, 1995 through August 31, 1995, on assets over $1.1 billion, which was the approximate value of the Fund's net assets prior to the temporary reopening.

The fifth sentence of the second paragraph under the caption "How to Purchase Shares - How to Open an Account" on page A-1 of the Prospectus is revised to read in its entirety as follows:

     "The minimum initial investment for an IRA account is $250."

The sections under "Table of Fees and Expenses" (page 4) "Sales Charges and Dealer Concession - Group I" and "- Group II," (page A-3) are revised to reflect that there is no initial sales charge on purchases of $1 million or more, but that such purchases are subject to a contingent deferred sales charge of 1% if shares are redeemed prior to 18 months from the date of purchase.

The following new sentence is added at the end of the third paragraph under the caption "Sales Charges and Dealer Concessions - All Groups of AIM Funds" on page A-4 of the Prospectus:

     "AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of shares which normally involve payment of initial sales charges, and which are sold at net asset value and are not subject to a contingent deferred sales charge, in an amount up to .10% of such purchases of shares of AIM LIMITED MATURITY TREASURY SHARES, and in an amount up to .25% of such purchases of shares of AIM TAX-FREE INTERMEDIATE SHARES."

The fourth sentence of the paragraph under the caption "Reductions in Initial Sales Charges - Automatic Dividend Investment Plan" on page A-9 of the Prospectus is revised to read in its entirety as follows:

     "In order to qualify to have dividends and distributions of one AIM Fund invested in shares of another AIM Fund, the following conditions must be satisfied: (a) the shareholder must have an account balance in the dividend paying fund of at least $5,000; (b) the account must be held in the name of the shareholder (i.e., the account may not be held in nominee


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     name); and (c) the shareholder must have requested and completed an authorization relating to the reinvestment of dividends into another AIM Fund."

The sixth sentence of the paragraph under the caption "Reductions in Initial Sales Charges - Automatic Dividend Investment Plan" on page A-9 of the Prospectus is revised to read in its entirety as follows:

     "An AIM Fund will waive the $5,000 minimum account value requirement if the shareholder has an account in the fund selected to receive the dividends and distributions with a value of at least $500."

The discussion regarding exchanges involving dollar cost averaging under the caption "Special Information Relating to Multiple Class Funds - Class A Shares" on page A-5 and "Reductions in Initial Sales Charges - Dollar Cost Averaging" on page A-9 of the Prospectus are revised to reflect that the exchange must otherwise meet the requirements described under "Exchange Privilege - Terms and Conditions of Exchanges.

The first sentence of the second paragraph under the caption "Exchange Privilege - Terms and Conditions of Exchanges" on page A-10 of the Prospectus is revised to read in its entirety as follows:

     "Shares of any AIM Fund may be exchanged for shares of any other AIM Fund, except that (i) Load Fund share purchases of $1 million or more which are subject to a contingent deferred sales charge may not be exchanged for Lower Load Funds or for AIM TAX-EXEMPT CASH FUND;
     (ii) Lower Load Fund share purchases of $1 million or more and No
     Load Fund purchases may be exchanged for Load Fund shares in amounts of $1 million or more which will then be subject to a contingent deferred sales charge; however, for purposes of calculating the contingent deferred sales charge on the Load Fund shares acquired, the 18-month period shall be computed from the date of such exchange; (iii) Class A shares and shares of all other AIM Funds may not be exchanged for Class B shares; (iv) Class B shares may be exchanged only for Class B shares; and (v) Class C shares of AIM MONEY MARKET FUND may not be exchanged for Class A shares of AIM MONEY MARKET FUND or for Class B shares. For shares initially purchased prior to November 20, 1995, these exchange conditions will apply effective January 16, 1996."


The fifth sentence in the first paragraph under the caption "Exchange Privilege - Terms and Conditions of Exchanges" on page A-10 and the accompanying cross-reference are deleted in their entirety.

The first paragraph under the caption "How to Redeem Shares--Contingent Deferred Sales Charge Program for Large Purchases" (page A-13) is revised to read in its entirety as follows:

     "Except for purchases of Class B shares of a Multiple Class Fund and purchases of shares of the No Load Funds and Lower Load Funds, a contingent deferred sales charge of 1% applies to purchases of $1,000,000 or more that are redeemed within 18 months of the date of purchase. For a description of the AIM Funds participating in this program, see "Terms and Conditions of Purchase of the AIM Funds--Sales Charges and Dealer Concessions." This charge will be 1% of the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares. In determining whether a contingent deferred sales charge is payable, and the amount of any such charge, shares not subject to the contingent deferred sales charge are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase. No such charge will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 18 months of the date the shares were originally purchased. For purposes of computing this 18-month period (i) shares of any Load Fund or Class C shares of AIM MONEY MARKET FUND which were acquired through an exchange of shares which previously were subject to the 1% contingent deferred sales charge will be credited with the period of time such exchanged shares were held, and (ii) shares of any Load Fund which are subject to the 1% contingent deferred sales charge and which were


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     acquired through an exchange of shares of a Lower Load Fund or a No Load
     Fund which previously were not subject to the 1% contingent deferred sales charge will not be credited with the period of time such exchanged shares were held. The charge will be waived in the following circumstances:"


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